UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (date of earliest event reported): January 19, 2001
                                                         ----------------


                              X-RITE, INCORPORATED
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
     ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-14800                                 38-1737300
   -------------------------------------------------------------------------
     (Commission File Number)            (IRS Employer Identification No.)


                3100 44th Street, SW, Grandville, Michigan 49418
     ----------------------------------------------------------------------
              (Address and zip code of principal executive offices)


                                 (616) 534-7663
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                                        Exhibit Index at page 4.

Item 5.  Other Events

     On January 19, 2001, X-Rite, Incorporated issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety, announcing that it will conduct a live audio webcast of its fourth quarter conference call on January 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      X-RITE, INCORPORATED



Dated: January 19, 2001               By /s/ Duane F. Kluting
                                         ---------------------------
                                         Duane F. Kluting
                                         Its Chief Financial Officer

                                  EXHIBIT INDEX


 Exhibit No.                   Description                    Page No.
-------------      -----------------------------------       ----------
    99.1              Press Release                              5

                                                                    Exhibit 99.1



                                                                   PRESS RELEASE



X-Rite, Incorporated - World Headquarters
3100 44th Street, S.W., Grandville, Michigan 49418 USA
(616) 534-7663     FAX (616) 534-9212


                                                          CONTACT: Duane Kluting
                                                            X-Rite, Incorporated
                                                                  (616) 257-2203
                                                             dkluting@x-rite.com

FOR IMMEDIATE RELEASE

          X-RITE TO HOST WEBCAST OF ITS FOURTH QUARTER CONFERENCE CALL

GRANDVILLE, Michigan, January 19, 2001 -- X-Rite, Incorporated (NASDAQ:XRIT), a leading global provider of technology solutions that measure color, light, and shape, will conduct a live audio webcast of its fourth quarter conference call with the financial community on Wednesday, January 31, 2001 at 11:00 a.m. Eastern time. The call will be co-hosted by Rich Cook, the Company's President and Chief Executive Officer and Duane Kluting, its Chief Financial Officer.

To access this webcast, as well as all future conference call webcasts, use the X-Rite corporate website. Log on to http://www.x-rite.com, click on the Investor Relations link, then click on the conference call link for the webcast. In addition, an archived version of the webcast conference call will be available on X-Rite's website shortly after the live broadcast.

About X-Rite
X-Rite, Incorporated is a world-leader in producing sophisticated measurement devices, systems, and processes. Many large, multi-national firms use X-Rite's products and services for a variety of applications including corporate branding, medical diagnostics, and image reproduction. Sales and service offices throughout Europe, Asia and the Americas support the Company's North American and European manufacturing, research & development facilities. For more information, contact X-Rite, Incorporated: 3100 44th Street, S.W., Grandville, Mich., 49418, USA; Telephone (616) 534-7663; Fax (616) 534-1466; Website:
http://www.x-rite.com.